VITAL INTELLIGENCE ACQUISITION	9 Months Ended
Sep. 30, 2021
Vital Intelligence Acquisition
VITAL INTELLIGENCE ACQUISITION

4. VITAL INTELLIGENCE ACQUISITION

All unit numbers noted in relation to this transaction are pre-consolidation.

On March 25, 2021, the Company acquired the assets of Vital Intelligence Inc. (“Vital”) for consideration of: (a) a cash payment of $500,000 with $50,000 paid upon execution of the asset purchase agreement, $200,000 to be paid at closing and $250,000 to be paid on the six-month anniversary date of closing; and (b) 6,000,000 units of the Company with each unit being comprised of one common share of the Company and one common share purchase warrant (the “Acquisition”). Each warrant will entitle the holder to acquire one common share for a period of 24 months following closing at an exercise price of $2.67 per common share and the Company will be able to accelerate the expiry date of the warrants after one year in the event the underlying common shares have a value of at least 30% greater than the exercise price of the warrants. The units will be held in escrow with 1,500,000 units being released at closing and the remainder to be released upon the Company reaching certain revenue milestones received from the purchased assets. The units were issued on March 22, 2021. On August 19, 2021 the parties agreed to reduce the final payment from $250,000 to $227,984 due to certain assets listed in the purchase agreement had not being delivered by Vital.

The units of the Company are to be releasable from escrow in accordance with the terms and conditions of the Escrow Agreement, as follows:

a)	1,500,000 units shall be released on the closing date;
b)	1,500,000 units shall be released from escrow upon the Vital assets earning revenue in the aggregate amount of $2,000,000;
c)	1,500,000 units shall be released from escrow upon the Vital assets earning revenue in the aggregate amount of $4,000,000; and
d)	1,500,000 units shall be released from escrow upon the Vital assets earning revenue in the aggregate amount of $6,000,000.

The 4,500,000 units will be forfeited and cancelled within two years of the closing if the Company does not meet the revenue milestones.

The Vital Intelligence product platform is a combination of proprietary Intellectual Property along with external technology. The base technology is computer vision signal processing that incorporates learning algorithms that can detect heart rate, breathing/respiratory rate, coughs, mask usage, social distancing, temperature, oxygen saturation of blood, and blood pressure. Combined, all these data points provide and deliver an analysis of health and better accuracy in determining infection with various respiratory related issues.

Vital Intelligence has developed a suite of products that is designed to maximize the use of its technology by serving a variety of different market segments and sectors:

-	Drone Vital Sign Detection: Video from a drone is analyzed and can provide an individuals’ heart rate, respiratory rate, and also detect coughing. The data is processed via either a local or cloud storage service in real or near-real time.
-	Drone Social Distancing Detection: Video cameras attached to drones collect data which is then used to determine social distancing. The data is processed via either a local or cloud storage service in real or near-real time.
-	Thermography Kiosk: This product, also branded as Safe Set Solution, is a moveable kiosk (consisting of a thermal detection camera, laptop and stand) to provide thermal detection and reporting systems. Kiosk is able to be placed in entryways or throughways to capture temperature readouts of passers-by.

Draganfly Inc.

Notes to the Condensed Consolidated Interim Financial Statements - Unaudited

For The Three and Nine Months Ended September 30, 2021

Expressed in Canadian Dollars

4.	VITAL INTELLIGENCE ACQUISITION (CONT’D)

-	Thermography Detection Camera System: This group of products is a stationary camera system, or systems of networked cameras aimed at critical entryways or locations designed to capture core-body temperature of individuals entering a space. Algorithms read video feeds and allow for company or facility use decisions to be made. An example would be capturing temperature readouts from individuals and then integrating that data into a company’s employee badge systems for compliance and monitoring as well as door locking systems to grant access to a space.
-	Social Distancing Camera System: This product is a stationary camera system, or system of networked cameras aimed at high traffic areas in order to capture data on social distancing. Information is provided via overlay on capture footage. The technology can be used on archived or real-time video footage to assist community health workers in predicting outbreaks of infections.

The PPA is as follows:

Number of units of Draganfly Inc.	6,000,000
Fair value of units	$2.88
Fair value of units of Draganfly Inc.	$17,292,857
Fair value of cash portion of purchase price	488,659
Discount for inventory not received	(22,016)
Total	$17,759,500

Identifiable intangible assets
Brand	$540,000
Software	1,711,000
2,251,000

Goodwill	15,530,516
Reduction for inventory not received	(22,016)
Total consideration	$17,759,500

The Company estimated the fair value as follows:

•	Brand based on an income approach, specifically relief from royalty methodology, using a reasonable royalty rate of 1.0% and discount rate of 40% per annum.
•	Software based on an income approach, specifically relief from royalty methodology, using a reasonable royalty rate of 5.0% and discount rate of 40% per annum.